Summary Prospectus September 28, 2016

PNC Mid Cap Index Fund

Class I – PMCIX Class R4 – PMCEX Class R5 – PMCFX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund's Prospectus and Statement of Additional Information, both dated September 28, 2016, and as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Summary Prospectus 1 of 8 PNC Mid Cap Index Fund

INDEX FUNDS

PNC MID CAP INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to approximate, before fees and expenses, the investment results of the S&P MidCap 400® Index.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

	Class I	Class R4	Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%	0.15%	0.15%
Distribution (12b-1) Fees	None	None	None
Other Expenses[1]	2.57%	2.72%	2.62%
Shareholder Servicing Fees	None	0.15%	0.05%
Other	2.57%	2.57%	2.57%
Total Annual Fund Operating Expenses	2.72%	2.87%	2.77%
Fee Waiver and Expense Reimbursement[2]	2.46%	2.46%	2.46%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[2]	0.26%	0.41%	0.31%

1  "Other Expenses" include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. "Acquired Fund" means any investment company in which the Fund invests or has invested during the period.

2  The Fund's investment adviser (the "Adviser"), has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Operating Expenses exceed 0.25%, 0.40% and 0.30% for Class I, Class R4 and Class R5 Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 28, 2017, at which time the Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board of Trustees at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Operating Expenses of a class to exceed the percentage expense limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I, Class R4 and Class R5 Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement is reflected only in the one-year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$27	$609	$1,219	$2,869
Class R4 Shares	$42	$655	$1,295	$3,017
Class R5 Shares	$32	$625	$1,244	$2,919

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 88% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests substantially all of its net assets plus any borrowings for investment purposes in securities or investments whose returns are based on the performance of a company or companies represented in the S&P MidCap 400® Index.

The S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500® Index, measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Under normal circumstances, the Fund will principally invest in stocks included in the S&P MidCap 400® Index in approximately the same relative proportion as those stocks are represented in the S&P MidCap 400® Index. The Fund does not, however, simply invest in a portfolio that replicates the precise composition of the S&P MidCap 400® Index, and PNC Capital Advisors, LLC (the "Adviser") does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). For example, the Adviser may use statistical sampling or other techniques to attempt to create an investment portfolio whose return, before fees and expenses, will closely match the return of the S&P MidCap 400® Index. Additionally, the Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, may result in net

INDEX FUNDS

PNC MID CAP INDEX FUND

returns after fees and expenses that may more closely approximate the returns of the S&P MidCap 400® Index. For example, the Adviser may invest in S&P MidCap 400® Index futures and exchange-traded products ("ETPs") in addition to, or in place of, stocks held in the S&P MidCap 400® Index to attempt to equal the performance of the S&P MidCap 400® Index.

The Fund may also invest in S&P 500® Index and Russell 2000® Index derivatives with economic characteristics similar to one or more of the common stocks in the S&P MidCap 400® Index. The Fund may use derivatives, for example, as a substitute for taking a position in an underlying asset, to manage risk/volatility or as part of a hedging strategy. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

The Fund normally seeks to remain fully invested. To help stay fully invested, to manage the Fund's liquidity, to reduce transaction costs or for other investment purposes, the Fund may invest in derivative instruments, including stock futures. The Fund may also use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Generally, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P MidCap 400® Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PRINCIPAL RISKS

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, forward currency contracts, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Generally speaking, some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund, as even a small investment in derivatives can have a significant impact on the Fund's exposure to, among other things, securities' market values, interest rates or currency exchange rates. The Fund's use of derivatives may also affect the amount, timing or character of distributions payable to shareholders, and thus taxes payable by taxable shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund. Derivatives are also subject to operations risk, which is the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.

Focused Investment Risk. To the extent that a Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector or asset class, a Fund's exposure to various risks may be heightened, including price volatility and adverse economic, market, political or regulatory occurrences affecting that issuer, country, group of countries region, market, industry, group of industries, sector or asset class.

Index Tracking Risk. A Fund's return may not match the return of its index for a number of reasons. For example, a Fund incurs a number of operating expenses not applicable to the index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the index. The Fund will also have to incur transaction costs and adjust its portfolio in connection with raising cash to meet redemptions or deploying cash in connection with new subscriptions. In addition, a Fund's use of a representative sampling approach may cause the Fund's returns to not be as well correlated with the return of the index as would be the case if the Fund merely purchased all of the securities in the index in the precise proportions in which they are represented in such index.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Limited Operating History Risk. A newly formed Fund has no or a limited operating history for investors to evaluate. A newly formed Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If a newly formed Fund fails to achieve sufficient scale, it may be liquidated.

Management and Operational Risk. The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

INDEX FUNDS

PNC MID CAP INDEX FUND

Cyber-attacks, disruptions, or failures that affect the Fund's service providers, counterparties, market participants, or issuers of securities held by the Fund or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund's NAV or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Mid-Cap Company Risk. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, mid-cap-company stocks may be more volatile than those of larger companies.

Small Company Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to dispose of small-capitalization company stocks, which can reduce their values or the prices at which they may be sold to the Fund.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing performance of the Fund's Class I Shares for each full calendar year and by showing how the average annual returns of the Fund's Class I and Class R4 Shares for the one-year and since-inception periods compare with those of a broad measure of market performance. The bar chart shows the performance of the Fund's Class I Shares. The performance of Class R4 Shares will differ due to differences in expenses. There were no Class R5 Shares outstanding during the periods shown. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/performance/all/class_i/default.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	5.53%	(12/31/14)
Worst Quarter	-8.57%	(09/30/15)

The Fund's year-to-date total return for Class I Shares through June 30, 2016 was 7.61%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2015)

	1 Year	Since Inception (12/30/13)
Class I Shares
Returns Before Taxes	-2.35%	3.27%
Returns After Taxes on Distributions[1]	-3.11%	2.22%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-0.82%	2.24%
Class R4 Shares
Returns Before Taxes	-2.42%	3.23%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes) (since 12/31/13)	-2.18%	3.62%

1  After-tax returns are shown for Class I Shares only. After-tax returns for Class R4 Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund.

INDEX FUNDS

PNC MID CAP INDEX FUND

Portfolio Managers

Name	Years as Member of Fund's Portfolio Management Team	Title
Hitesh C. Patel, PhD	2	Managing Director
Chen Chen, PhD	2	Portfolio Manager

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange ("NYSE") is open. Shares cannot be purchased by wire transactions on days when banks are closed. Some of the share classes described in this section may not be available for purchase from a Fund. Please refer to the share classes shown in the Section entitled "Fund Fees and Expenses" for a list of the share classes available for purchase from a Fund.

Class R4 and Class R5 Shares are generally available for purchase by qualified plans maintained pursuant to Sections 401(a) or 403 of the Code (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans and Taft-Hartley multi-employer pension plans), health care benefit fund plans or voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code (collectively, "Qualified Plans"), non-qualified deferred compensation plans, IRAs and other accounts whereby the plan or the plan's financial service firm has an agreement with the underwriter or the Adviser to utilize Class R4 or Class R5 Shares in certain investment products or programs, endowment funds, foundations, any state, county or city or its instrumentality, department, authority or agency, 457 Plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies (both affiliated and not affiliated with the Adviser) and any entity considered a corporation for tax purposes (including corporate non-qualified deferred compensation plans of such corporations).

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to PNC Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  There is no minimum investment amount for Class I, Class R4 and Class R5 Shares, except as described in the section of the statutory prospectus entitled "Purchasing, Exchanging and Redeeming Fund Shares."

Minimum Subsequent Investments:

•  For Class I, Class R4 and Class R5 Shares, there is no minimum subsequent investment amount;

•  For Class R4 and Class R5 Shares, specified plans may establish various minimum investment and account size requirements; ask your plan administrator for more information;

Each Fund's initial and subsequent investment minimums may be reduced or waived in some cases.

Tax Information

A Fund's distributions generally will be taxed to you as ordinary income or capital gains if you hold shares in a taxable account. If you are invested in a Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, you generally will not be subject to tax on Fund distributions so long as your Fund shares remain in the arrangement, but you may be taxed upon your withdrawal of monies from the arrangement.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

PNC Funds

P.O. Box 9795

Providence, RI 02940-9795

SUM-IDMCI-0916